Schedule of Investments
January 31, 2020
(Unaudited)
Shares		Value
Common Stocks & Other Equity Interests–98.22%
Australia–3.17%
APA Group	32,681	$243,638
Atlas Arteria Ltd.	15,671	84,789
Transurban Group	38,032	393,831
		722,258
Brazil–0.22%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	3,488	49,390
Canada–15.44%
Canadian National Railway Co.	1,464	136,809
Enbridge, Inc.	45,020	1,830,532
Fortis, Inc.	8,883	387,431
Inter Pipeline Ltd.	15,722	261,954
Keyera Corp.	10,575	275,922
TC Energy Corp.	11,307	620,031
		3,512,679
China–4.37%
Beijing Enterprises Water Group Ltd.(a)	110,000	49,112
China Gas Holdings Ltd.	80,000	314,563
China Tower Corp. Ltd., H Shares(b)	834,000	173,491
COSCO SHIPPING Ports Ltd.	194,000	136,944
ENN Energy Holdings Ltd.	18,300	213,007
Yuexiu Transport Infrastructure Ltd.	70,000	61,054
Zhejiang Expressway Co. Ltd., H Shares	58,000	47,207
		995,378
Denmark–1.22%
Orsted A/S(b)	2,544	277,333
France–6.65%
Aeroports de Paris	311	59,076
Eutelsat Communications S.A.	5,796	86,933
Getlink SE	17,713	313,150
Vinci S.A.	9,525	1,055,074
		1,514,233
Hong Kong–1.75%
China Water Affairs Group Ltd.	108,000	84,180
Hong Kong & China Gas Co. Ltd. (The)	105,610	202,084
Power Assets Holdings Ltd.	15,500	111,674
		397,938
Italy–2.57%
Atlantia S.p.A.	9,007	221,413
Infrastrutture Wireless Italiane S.p.A.(b)	15,220	158,128
Terna - Rete Elettrica Nazionale S.p.A.	29,491	205,960
		585,501
Japan–1.35%
Japan Airport Terminal Co. Ltd.	1,300	59,636
Toho Gas Co. Ltd.	2,300	88,582
Tokyo Gas Co. Ltd.	7,200	157,825
		306,043
Shares		Value
Luxembourg–0.38%
SES S.A., FDR	7,091	$87,211
Mexico–0.55%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR	2,063	125,307
Spain–4.78%
Aena SME S.A.(b)	352	65,151
Atlantica Yield PLC	4,157	119,410
Cellnex Telecom S.A.(a)(b)	7,682	381,971
Ferrovial S.A.	16,394	520,330
		1,086,862
United Kingdom–7.39%
National Grid PLC	99,657	1,326,982
Pennon Group PLC	24,190	354,184
		1,681,166
United States–48.38%
American Tower Corp.	6,879	1,594,139
American Water Works Co., Inc.	4,602	626,792
Atmos Energy Corp.	4,491	525,582
CenterPoint Energy, Inc.	6,487	171,776
Cheniere Energy, Inc.(a)	7,303	432,630
CMS Energy Corp.	3,335	228,481
Consolidated Edison, Inc.	6,381	599,814
Crown Castle International Corp.	9,456	1,416,887
Dominion Energy, Inc.	5,083	435,867
Edison International	6,922	529,879
Essential Utilities, Inc.	6,673	346,596
Eversource Energy	3,671	339,347
Kinder Morgan, Inc.	26,426	551,511
NiSource, Inc.	17,301	507,092
ONEOK, Inc.	9,317	697,564
SBA Communications Corp., Class A	3,395	847,256
Sempra Energy	4,269	685,772
Targa Resources Corp.	9,019	329,194
Williams Cos., Inc. (The)	6,933	143,444
		11,009,623
Total Common Stocks & Other Equity Interests (Cost $18,170,327)		22,350,922
Money Market Funds–2.93%
Invesco Government & Agency Portfolio, Institutional Class, 1.48%(c)	220,798	220,798
Invesco Liquid Assets Portfolio, Institutional Class, 1.66%(c)	192,396	192,473
Invesco Treasury Portfolio, Institutional Class, 1.47%(c)	252,341	252,341
Total Money Market Funds (Cost $665,608)		665,612
TOTAL INVESTMENTS IN SECURITIES—101.15% (Cost $18,835,935)		23,016,534
OTHER ASSETS LESS LIABILITIES–(1.15)%		(261,171)
NET ASSETS–100.00%		$22,755,363

See accompanying notes which are an integral part of this schedule.
Invesco Global Infrastructure Fund

Investment Abbreviations:
ADR	– American Depositary Receipt
FDR	– Fiduciary Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at January 31, 2020 was $1,056,074, which represented 4.64% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of January 31, 2020.
The valuation policy and a listing of other significant accounting policies are available in the most recent shareholder report.
See accompanying notes which are an integral part of this schedule.
Invesco Global Infrastructure Fund

Notes to Quarterly Schedule of Portfolio Holdings
January 31, 2020
(Unaudited)
NOTE 1—Additional Valuation Information
Generally Accepted Accounting Principles ("GAAP") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of January 31, 2020. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$722,258	$—	$722,258
Brazil	49,390	—	—	49,390
Canada	3,512,679	—	—	3,512,679
China	—	995,378	—	995,378
Denmark	—	277,333	—	277,333
France	—	1,514,233	—	1,514,233
Hong Kong	—	397,938	—	397,938
Italy	—	585,501	—	585,501
Japan	—	306,043	—	306,043
Luxembourg	—	87,211	—	87,211
Mexico	125,307	—	—	125,307
Spain	119,410	967,452	—	1,086,862
United Kingdom	—	1,681,166	—	1,681,166
United States	11,009,623	—	—	11,009,623
Money Market Funds	665,612	—	—	665,612
Total Investments	$15,482,021	$7,534,513	$—	$23,016,534
NOTE 2—Subsequent Event
The World Health Organization has declared the coronavirus (COVID-19) to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective, as stated in the most recent shareholder report. Because of the uncertainties on valuation, the global economy and business operations, values reflected in the Schedule of Investments may materially differ from the value received upon actual sales of those investments.
Invesco Global Infrastructure Fund